UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4395

Smith Barney Muni Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

ITEM 1.    REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY MUNI FUNDS

NEW YORK MONEY MARKET PORTFOLIO

NEW YORK PORTFOLIO

ANNUAL REPORT   |   MARCH 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Given the strength of the economy and surging energy prices, the Federal Reserve Board (“Fed”)i raised its federal funds rateii target seven times during the fiscal year in an attempt to ward off inflation. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

This market environment can be a positive for short-term instruments such as money market securities. Rising rates result in higher levels of income offered by new short-term securities. Throughout the one-year period, money market yields rose as these securities closely tracked the rising fed funds target rate.

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline. This caused municipal credit quality spreads to tighten.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

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Important information concerning the Funds and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 3, 2005

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

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MANAGER OVERVIEW

JOSEPH P. DEANE

Vice President and Investment Officer

JULIE P. CALLAHAN, CFA

Vice President and Investment Officer

New York Money Market Portfolio

Performance Review

As of March 31, 2005, the seven-day current yield for Class A shares of the Smith Barney Muni Funds — New York Money Market Portfolio was 1.48% and its seven-day effective yield, which reflects compounding, was 1.49%.1

SMITH BARNEY MUNI FUNDS — NEW YORK MONEY MARKET PORTFOLIO

YIELDS AS OF MARCH 31, 2005

(unaudited)

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Class A Shares	1.48%	1.49%

Class Y Shares	1.61%	1.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Yields will fluctuate and may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

An investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

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Investment Approach

During the period, the Fund included a significant amount of municipal obligations backed by school districts and revenue bonds. Revenue bonds are issued to finance public works such as tunnels, sewer systems and bridges, and the issuers’ finances are supported directly by the operations of these systems. The Fund maintained a diversified mix of securities that included commercial paper, fixed-income notes and variable-rate demand notes.

Given the current rate environment and expectations that interest rates will continue to rise, we continued to maintain a cautious maturity stance in the municipal money market portfolio. While no one can say with any certainty where interest rates will head, as of the period’s close, we felt this strategy was prudent considering the close proximity of yields on shorter- and longer-term money market instruments given the recent economic environment.

Municipal Market Review

The U.S. economy was surprisingly resilient during the one year period ended March 31, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. On April 28, after the reporting period ended, first quarter 2005 GDP growth estimates came in at 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates to head off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings, bringing the target for the federal funds rate from 1.00% to 2.75% by the end of March. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

For much of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this changed late in the period, coinciding with the Fed’s official statement accompanying its March rate hike. While the Fed continued to say it expected to raise rates at a “measured” pace, it made several adjustments to its statement, which some investors interpreted to mean larger rate hikes could be possible in the future. This subsequently caused longer-term interest rates to rise sharply.

For the period, the municipal bond market, represented by the Lehman Brothers Municipal Bond Index,iv rose 2.67% for the year. Like the other fixed income markets, longer maturity munis performed better than their shorter-term counterparts.

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Municipal money market yields rose during the fiscal year as a whole. This trend began in the second quarter of 2004, in anticipation of the first Fed rate increase. Monetary policy was viewed as being accommodative and the Fed was seen as needing to shift to a less stimulative stance.

Thank you for your investment in the Smith Barney Muni Funds — New York Money Market Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane	Julie P. Callahan, CFA
Vice President and Investment Officer	Vice President and Investment Officer

May 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain Investors may be subject to the federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

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MANAGER OVERVIEW

JOSEPH P. DEANE

Vice President and Investment Officer

DAVID T. FARE

Vice President and Investment Officer

New York Portfolio

Performance Review

For the 12 months ended March 31, 2005, Class A shares of the Smith Barney Muni Funds — New York Portfolio, excluding sales charges, returned 2.28%. These shares outperformed the Lipper New York Municipal Debt Funds Category Average,1 which was 2.07%. The Fund’s unmanaged benchmark,

PERFORMANCE SNAPSHOT

AS OF MARCH 31, 2005

(excluding sales charges)

(unaudited)

	6 Months	12 Months

New York Portfolio — Class A Shares	1.00%	2.28%

Lehman Brothers Municipal Bond Index	1.21%	2.67%

Lipper New York Municipal Debt Funds Category Average	0.99%	2.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.73%, Class C shares returned 0.79% and Class Y shares returned 1.09% over the six months ended March 31, 2005. Excluding sales charges, Class B shares returned 1.72%, Class C shares returned 1.69% and Class Y shares returned 2.38% over the twelve months ended March 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 110 funds for the six-month period and among the 110 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 110 funds in the Fund’s Lipper category, and excluding sales charges.

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the Lehman Brothers Municipal Bond Indexi, returned 2.67% for the same period.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Investment Approach

Over the period, we maintained a lower-duration approach. This more defensive approach to interest rate risk resulted in a smoother ride for investors who held the fund over the period in comparison to longer-duration portfolios.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future. In the recent market and rate environment, we believe that this cautious approach to managing interest rate risk is more prudent than a longer-duration strategy. During the period, we maintained a focus on targeting issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Municipal Market Review

The U.S. economy was surprisingly resilient during the one year period ended March 31, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)ii growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. On April 28, after the reporting period ended, first quarter 2005 GDP growth estimates came in at 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)iii moved to raise interest rates to head off inflation. As expected, the Fed increased its target for the federal funds rateiv by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings, bringing the target for the federal funds rate from 1.00% to 2.75% by the end of March. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

For much of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this changed late in the period, coinciding with the Fed’s official statement accompanying its March rate hike. While the Fed continued to say it expected to raise rates at a “measured” pace, it made several adjustments to its statement, which some investors interpreted to mean larger rate hikes could be possible in the future. This subsequently caused longer-term interest rates to rise sharply.

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For the period, the municipal bond market, represented by the Lehman Brothers Municipal Bond Index, rose 2.67% for the year. Like the other fixed income markets, longer maturity munis performed better than their shorter-term counterparts.

Municipal money market yields rose during the fiscal year as a whole. This trend began in the second quarter of 2004, in anticipation of the first Fed rate increase. Monetary policy was viewed as being accommodative and the Fed was seen as needing to shift to a less stimulative stance.

Thank you for your investment in the Smith Barney Muni Funds — New York Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane	David T. Fare
Vice President and Investment Officer	Vice President and Investment Officer

May 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain Investors may be subject to the federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Keep in mind, that the Fund’s investments are subject to interest rate and credit risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

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New York Money Market Portfolio

Fund at a Glance (unaudited)

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New York Money Market Portfolio

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.59%	$1,000.00	$1,005.90	0.60%	$3.00

Class Y	0.65	1,000.00	1,006.50	0.48	2.40

(1)	For the six months ended March 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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New York Money Market Portfolio

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.94	0.60%	$3.02

Class Y	5.00	1,000.00	1,022.54	0.48	2.42

(1)	For the six months ended March 31, 2005.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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New York Portfolio

Fund at a Glance (unaudited)

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New York Portfolio

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.00%	$1,000.00	$1,010.00	0.71%	$3.56

Class B	0.73	1,000.00	1,007.30	1.24	6.21

Class C(4)	0.79	1,000.00	1,007.90	1.27	6.36

Class Y	1.09	1,000.00	1,010.90	0.56	2.81

(1)	For the six months ended March 31, 2005.
(2)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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New York Portfolio

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.39	0.71%	$3.58

Class B	5.00	1,000.00	1,018.75	1.24	6.24

Class C(3)	5.00	1,000.00	1,018.60	1.27	6.39

Class Y	5.00	1,000.00	1,022.14	0.56	2.82

(1)	For the six months ended March 31, 2005.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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New York Portfolio

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 3/31/05	2.28%	1.72%	1.69%	2.38%

Five Years Ended 3/31/05	5.61	5.05	5.01	N/A

Ten Years Ended 3/31/05	5.75	5.19	5.15	N/A

Inception* through 3/31/05	6.47	5.96	5.17	4.55

	With Sales Charges(4)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 3/31/05	(1.85)%	(2.68)%	0.71%	2.38%

Five Years Ended 3/31/05	4.76	4.89	5.01	N/A

Ten Years Ended 3/31/05	5.32	5.19	5.15	N/A

Inception* through 3/31/05	6.23	5.96	5.17	4.55

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (3/31/95 through 3/31/05)	74.89%

Class B (3/31/95 through 3/31/05)	65.89

Class C(3) (3/31/95 through 3/31/05)	65.21

Class Y (Inception* through 3/31/05)	20.75

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C and Y shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of

the New York Portfolio vs.

the Lehman Brothers Municipal Bond Index and

Lipper New York Municipal Debt Funds Average†

March 1995 — March 2005

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1995, assuming the reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2005. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Municipal Debt Funds Average is composed of the Fund’s peer group of mutual funds (110 funds as of March 31, 2005). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedules of Investments	March 31, 2005

NEW YORK MONEY MARKET PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Education — 7.9%
		Albany IDA Civic Facilities University at Albany
		AMBAC-Insured:
$ 4,950,000	A-1	Series A 2.30% VRDO	$4,950,000
13,870,000	A-1	Series B 2.30% VRDO	13,870,000
11,035,000	A-1	Series C 2.30% VRDO	11,035,000
15,725,000	A-1	Series D 2.30% VRDO	15,725,000
5,625,000	A-1+	Dutchess County IDA Marist College Series 98A 2.30% VRDO	5,625,000
		New York State Dormitory Authority:
		Columbia University:
2,000,000	A-1+	Series C 2.02% due 5/2/05	2,000,000
2,000,000	A-1+	Series SGA 132 PART 2.26% VRDO	2,000,000
		Cornell University TECP:
15,000,000	A-1+	2.03% due 6/2/05	15,000,000
15,000,000	A-1+	2.03% due 6/6/05	15,000,000
500,000	Aaa*	Leake & Watts Services MBIA-Insured 3.00% due 7/1/05	501,237
7,460,000	VMIG1*	Oxford University Press Inc. 2.23% VRDO	7,460,000
1,665,000	A-1+	Rockefeller University Series A 2.23% VRDO	1,665,000
7,842,500	VMIG1*	State Personal Income Tax Revenue Series 821 FGIC-Insured PART 2.30% VRDO	7,842,500
9,945,000	A-1	State University Series PA 622 PART 2.34% VRDO	9,945,000
		Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities MBIA-Insured PART:
16,380,000	A-1+	Series 235 2.29% VRDO	16,380,000
9,320,000	VMIG 1*	Series 464 1.85% VRDO	9,320,000
7,500,000	VMIG 1*	Tompkins County IDA Ithaca College Project XLCA-Insured 2.30% VRDO	7,500,000
6,500,000	A-1+	Troy IDA Rensselaer Polytech Institute Series E 2.27% VRDO	6,500,000

			152,318,737

Escrowed to Maturity — 0.5%
9,170,000	A-1	New York State Environmental Facilities Corp. Clean Water and Drinking Series PT-409 PART 2.30% VRDO (Escrowed to maturity with U.S. government securities)	9,170,000

Finance — 12.0%
35,525,000	A-1+	Nassau County IFA Sales Tax Revenue FSA-Insured Series B 2.21% VRDO	35,525,000
4,200,000	AAA	New York City Municipal Assistance Corp. Series E 6.00% due 7/1/05	4,242,850
		New York City TFA:
		Future Tax Secured:
45,300,000	A-1+	Series A-2 2.23% VRDO	45,300,000
2,460,000	A-1+	Series C-4 2.29% VRDO	2,460,000

See Notes to Financial Statements.

17        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK MONEY MARKET PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Finance — 12.0% (continued)
$14,920,000	A-1	MSTC Series 122 PART 2.26% VRDO	$14,920,000
		New York City Recovery:
14,100,000	A-1+	Series 2D 2.22% VRDO	14,100,000
6,775,000	A-1+	Series 3B 2.32% VRDO	6,775,000
		New York State LGAC:
60,435,000	A-1+	Series 93A 2.22% VRDO	60,435,000
26,000	A-1+	Series C 2.15% VRDO	26,000
4,350,000	A-1+	Series SGA 59 AMBAC-Insured 2.30% VRDO	4,350,000
		Puerto Rico IFA MSTC PART:
19,995,000	A-1	Series 103 2.23% VRDO	19,995,000
19,995,000	A-1	Series 106 2.23% VRDO	19,995,000
4,850,000	A-1	Puerto Rico MFA Series PA-610 FSA-Insured PART 2.28% VRDO	4,850,000

			232,973,850

General Obligation — 15.9%
		Allegany County NY GO:
6,250,000	MIG 1*	BAN 3.50% due 12/8/05	6,305,510
2,000,000	MIG 1*	TAN 3.50% due 12/8/05	2,017,763
475,000	AAA	Dover UFSD GO Series B FSA-Insured 3.00% due 9/1/05	476,415
16,500,000	MIG 1*	Middle County CSD GO TAN 3.00% due 6/30/05	16,554,015
12,500,000	MIG 1*	Miller Place UFSD GO TAN 3.00% due 6/30/05	12,539,375
507,764	AAA	Monroe-Woodbury CSD GO FSA-Insured 2.00% due 4/15/05	507,928
4,750,000	NR†	Mount Sinai UFSD GO TAN 3.00% due 6/24/05	4,762,877
500,000	AAA	Nassau County GO General Improvement Series A 4.25% due 6/1/05	502,186
		New York City GO:
33,000,000	A-1+	Series A-3 2.23% VRDO	33,000,000
10,000,000	A-1+	Series C-2 2.23% VRDO	10,000,000
4,500,000	A-1+	Series H-4 2.28% VRDO	4,500,000
4,000,000	A-1+	Series H-5 94 MBIA-Insured 1.95% due 4/7/05 TECP	4,000,000
4,300,000	A-1	Series H-7 2.28% VRDO	4,300,000
7,500,000	A-1+	Series J-2 2.28% VRDO	7,500,000
5,995,000	A-1	Series PA 624 AMBAC-Insured PART 2.31% VRDO	5,995,000
600,000	A-1+	Series SGB 35 AMBAC-Insured PART 2.26% VRDO	600,000
3,400,000	A-1+	Sub-series H-3 2.28% VRDO	3,400,000
10,000,000	A-1+	Sub-series J-3 2.28% VRDO	10,000,000
		New York State GO:
52,900,000	A-1+	Series 1998A 2.00% due 6/6/05 TECP	52,900,000
24,605,000	A-1+	Series A 1.80% due 10/7/05	24,605,000
305,000	Aaa*	North Salem CSD GO MBIA-Insured Series B 3.00% due 6/15/05	305,928

See Notes to Financial Statements.

18        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK MONEY MARKET PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
General Obligation — 15.9% (continued)
		Puerto Rico GDB TECP:
$17,718,000	A-1	2.02% due 5/6/05	$17,718,000
15,000,000	A-1	1.95% due 5/13/05	15,000,000
8,000,000	A-1	2.10% due 5/24/05	8,000,000
14,675,000	A-1	2.08% due 6/8/05	14,675,000
4,855,000	A-1	2.08% due 6/9/05	4,855,000
7,980,000	VMIG 1*	Puerto Rico GO MERLOT Series A44 FGIC-Insured PART 2.32% VRDO	7,980,000
23,000,000	MIG 1*	South Country CSD GO TAN 2.75% due 6/21/05	23,050,633
350,000	AA+	Southampton Town GO 3.00% due 5/1/05	350,288
5,000,000	MIG 1*	Suffolk County GO TAN 3.00% due 9/8/05	5,025,269
5,000,000	MIG 1*	Syracuse GO RAN Series E 3.00% due 6/30/05	5,014,450
		Warwick CSD GO FGIC-Insured:
255,000	Aaa*	Series A 3.00% due 6/15/06	255,456
435,000	Aaa*	Series B 2.50% due 1/15/06	435,668
315,000	Aaa*	Westhill CSD GO MBIA-Insured 2.00% due 6/15/05	315,223

			307,446,984

Government Facilities — 3.2%
		Jay Street Development Corp. Court Facilities Lease Revenue:
1,900,000	A-1+	Series A 2.28% VRDO	1,900,000
28,625,000	A-1+	Series A-3 2.23% VRDO	28,625,000
2,500,000	A-1+	Series A-4 2.28% VRDO	2,500,000
		New York State Urban Development Corp. PART:
8,000,000	VMIG 1*	MERLOT Series N AMBAC-Insured 2.32% VRDO	8,000,000
21,300,000	A-1+	Putter 313 2.30% VRDO	21,300,000

			62,325,000

Hospitals — 6.1%
15,000,000	A-1+	Nassau County Health Care Corp. Series C-1 FSA-Insured 2.23% VRDO	15,000,000
2,495,000	VMIG 1*	New York City IDA IDR Peninsula Hospital Center Project 2.35% VRDO	2,495,000
		New York State Dormitory Authority:
6,035,000	A-1+	Glen Eddy Inc. 2.24% VRDO	6,035,000
		Mental Health Services:
8,780,000	A-1+	Series D-2B FSA-Insured 2.25% VRDO	8,780,000
40,000,000	A-1+	Series D-2E 2.23% VRDO	40,000,000
15,000,000	A-1+	Series D-2G 2.23% VRDO	15,000,000
22,300,000	A-1+	Series D-2H 2.23% VRDO	22,300,000
8,000,000	VMIG 1*	Ontario County IDR Frederick Ferris Thompson Hospital 2.28% VRDO	8,000,000

			117,610,000

See Notes to Financial Statements.

19        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK MONEY MARKET PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Housing: Multi-Family — 9.6%
		New York City HDC MFH:
$42,300,000	A-1+	2 Gold Street Series A 2.25% VRDO	$42,300,000
18,500,000	A-1+	90 West Street Series A 2.25% VRDO	18,500,000
14,600,000	A-1+	Atlantic Court Apartments 2.28% VRDO AMT	14,600,000
		New York State HFA:
20,800,000	VMIG 1*	20 River Terrace FNMA 2.28% VRDO	20,800,000
3,000,000	VMIG 1*	240 East 39th Street FNMA 2.31% VRDO AMT	3,000,000
12,800,000	VMIG 1*	750 Sixth Avenue Series A FNMA 2.31% VRDO AMT	12,800,000
6,000,000	VMIG 1*	Biltmore Tower Housing Series A FNMA 2.31% VRDO	6,000,000
2,300,000	VMIG 1*	Historic Front Street Series A 2.30% VRDO	2,300,000
		Service Contract Revenue:
37,500,000	A-1+	Series A 2.23% VRDO	37,500,000
9,500,000	A-1+	Series C 2.23% VRDO	9,500,000
3,100,000	VMIG 1*	Union Square South 2.26% VRDO AMT	3,100,000
4,800,000	VMIG 1*	West 43rd Street Housing FNMA 2.25% VRDO AMT	4,800,000
10,000,000	VMIG 1*	Worth Street Series A FNMA 2.25% VRDO AMT	10,000,000

			185,200,000

Housing: Single-Family — 2.0%
		New York State Mortgage Agency Revenue:
20,000,000	VMIG 1*	2.31% VRDO AMT	20,000,000
19,000,000	VMIG 1*	Series 122 2.26% VRDO AMT	19,000,000

			39,000,000

Industrial Development — 6.6%
1,650,000	VMIG 1*	Erie County IDA Rosina Food Products Inc. 2.30% VRDO	1,650,000
2,600,000	A-1+	Genesee County IDR RJ Properties Project 2.34% VRDO AMT	2,600,000
2,670,000	A-1+	Lancaster IDA Sealing Devices Inc. 2.30% VRDO AMT	2,670,000
3,000,000	A-1+	Lewis County IDA Climax Manufacturing Co. Project 2.34% VRDO AMT	3,000,000
305,000	A-1+	Monroe County IDA JADA Precision
		Plastic Project Series 97 2.34% VRDO AMT	305,000
2,805,000	A-1+	Nassau County IDA Rubbies Costume Co. Project 2.34% VRDO	2,805,000
		New York City IDA IDR:
		1 Bryant Park LLC:
21,000,000	A-1+	Series A 2.32% VRDO	21,000,000
21,900,000	A-1+	Series B 2.32% VRDO	21,900,000
3,875,000	VMIG 1*	Ahava Food Corp. Project 2.35% VRDO AMT	3,875,000
5,600,000	A-1+	Children’s Oncology Society 2.28% VRDO	5,600,000
3,600,000	A-1+	Gary Plastic Packaging Corp. Series 98 2.40% VRDO AMT	3,600,000

See Notes to Financial Statements.

20        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK MONEY MARKET PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Industrial Development — 6.6% (continued)
$1,600,000	A-1	Linear Lighting Corp. Project 2.50% VRDO AMT	$1,600,000
4,750,000	F-1+**	Planned Parenthood Project 2.30% VRDO	4,750,000
1,495,000	A-1+	PS Bibbs Inc. 2.40% VRDO AMT	1,495,000
8,250,000	A-1+	Stock Exchange Project B 2.30% VRDO	8,250,000
1,500,000	A-1+	Oneida County IDR Harden Furniture Series 98 2.34% VRDO	1,500,000
		Onondaga County IDA:
3,355,000	A-1+	Syracuse Executive Air 2.34% VRDO AMT	3,355,000
5,410,000	A-1+	Syracuse Research Corp. 2.25% VRDO	5,410,000
1,815,000	A-1+	Ontario County IDR Dixit Enterprises Series B 2.30% VRDO AMT	1,815,000
2,525,000	A-1+	Oswego County IDR Fulton Thermal Corp. 2.34% VRDO AMT	2,525,000
4,110,000	P-1*	Rotterdam IDA IDR Rotterdam Park Project 2.30% VRDO	4,110,000
1,830,000	P-1*	Schenectady County IDR Scotia Industrial Park Project Series 98A 2.30% VRDO	1,830,000
3,380,000	A-1+	St. Lawrence County IDA United Helpers Independent Living Corp. 2.30% VRDO	3,380,000
4,060,000	A-1+	Suffolk County IDR JBC Realty 2.34% VRDO	4,060,000
4,895,000	A-1+	Westchester County IDA Boys & Girls Club Project 2.30% VRDO	4,895,000
2,225,000	A-1+	Yates IDR Coach & Equipment Manufacturing Corp. 2.34% VRDO AMT	2,225,000
		Yonkers IDA Consumers Union Facilities:
2,300,000	VMIG 1*	2.30% VRDO	2,300,000
5,890,000	A-1+	AMBAC-Insured 2.30% VRDO	5,890,000

			128,395,000

Life Care Systems — 0.1%
1,400,000	VMIG 1*	Monroe County IDA St. Ann’s Home for the Aged Project 2.28% VRDO	1,400,000

Miscellaneous — 3.0%
58,925,000	A-1+	Oneida Indian Nation Series 2002 2.28% VRDO	58,925,000

Pollution Control — 0.5%
8,700,000	A-1+	New York State Environmental Facilities Corp., Clean Water and Drinking, Series 1997-A 2.00% due 7/13/05 TECP	8,700,000

Public Facilities — 2.9%
		New York City Trust for Cultural Resources:
3,035,000	VMIG 1*	American Museum of Natural History Series 162 AMBAC-Insured PART 2.30% VRDO	3,035,000
45,000	VMIG 1*	Asia Society 2.24% VRDO	45,000
21,600,000	A-1+	Pierpont Morgan Library 2.28% VRDO	21,600,000

See Notes to Financial Statements.

21        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK MONEY MARKET PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Public Facilities — 2.9% (continued)
$30,000	VMIG 1*	Soloman R. Guggenheim Museum Series B 2.30% VRDO	$30,000
		New York State Dormitory Authority:
		Metropolitan Museum of Art:
12,455,000	A-1+	Series A 2.23% VRDO	12,455,000
4,240,000	A-1+	Series B 2.23% VRDO	4,240,000
		New York Public Library MBIA-Insured:
5,730,000	A-1	Series 99A 2.23% VRDO	5,730,000
9,285,000	A-1	Series B 2.23% VRDO	9,285,000

			56,420,000

Transportation — 13.7%
		Metropolitan Transportation Authority:
10,000,000	A-1+	BAN Series CP-1A Sub-series A 2.05% due 6/1/05 TECP	10,000,000
69,100,000	A-1+	FSA-Insured Series A-3 XLCA-Insured 2.23% VRDO	69,100,000
		New York State Thruway Authority:
21,750,000	A-1+	2.02% due 5/2/05 TECP	21,750,000
3,765,000	SP-1+	2.25% due 10/6/05	3,775,131
8,845,000	A-1	MSTC Series 120 FGIC-Insured PART 2.26% VRDO	8,845,000
5,000,000	A-1+	Series SGA 66 PART 2.26% VRDO	5,000,000
		Port Authority of New York & New Jersey:
7,860,000	A-1+	Putter Series 177 MBIA-Insured PART 2.33% VRDO	7,860,000
3,500,000	NR†	Series 98-1 Equipment Notes 2.42% VRDO AMT	3,500,000
3,500,000	NR†	Series 98-2 Equipment Notes 2.32% VRDO	3,500,000
4,755,000	A-1	Series 646 FSA-Insured PART 2.28% VRDO	4,755,000
4,540,000	A-1+	Series 2000A 2.05% due 5/11/05 TECP AMT	4,540,000
		Series B TECP:
1,820,000	A-1+	1.83% due 4/6/05	1,820,000
14,990,000	A-1+	2.03% due 6/2/05	14,990,000
		Versatile Structure Obligation:
2,300,000	A-1+	Series 95-3 2.30% VRDO	2,300,000
2,800,000	A-1+	Series 96-5 2.30% VRDO	2,800,000
		Puerto Rico Commonwealth Highway & Transportation Authority:
11,550,000	A-1+	Series A AMBAC-Insured 2.23% VRDO	11,550,000
3,475,000	VMIG 1*	Series FFF 2.32% MBIA-Insured VRDO	3,475,000
		Triborough Bridge & Tunnel Authority:
17,520,000	AAA	Series 72 MBIA-Insured PART 2.26% VRDO	17,520,000
13,135,000	VMIG 1*	Series 109 PART 2.30% VRDO	13,135,000
11,170,000	A-1+	Series A FSA-Insured 2.23% VRDO	11,170,000
19,200,000	A-1+	Series C AMBAC-Insured 2.23% VRDO	19,200,000
25,000,000	A-1+	Series F 2.28% VRDO	25,000,000

			265,585,131

See Notes to Financial Statements.

22        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK MONEY MARKET PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Utilities — 8.8%
		Long Island Power Authority:
$25,000,000	A-1+	Series 1A 2.28% VRDO	$25,000,000
1,530,000	A-1+	Series 1B 2.28% VRDO	1,530,000
8,000,000	A-1+	Series 2B 2.28% VRDO	8,000,000
8,900,000	A-1+	Series 7B MBIA-Insured 2.23% VRDO	8,900,000
13,100,000	A-1+	Series H FSA-Insured 2.23% VRDO	13,100,000
13,280,000	VMIG 1*	New York State Energy Research & Development Authority Long Island Lighting Co. Series A 2.31% VRDO AMT	13,280,000
		New York State Power Authority TECP:
28,900,000	A-1	Series 1 1.93% due 5/11/05	28,900,000
		Series 2:
19,600,000	A-1	2.05% due 5/2/05	19,600,000
7,400,000	A-1	2.05% due 5/3/05	7,400,000
16,000,000	A-1	2.05% due 5/10/05	16,000,000
15,750,000	A-1+	2.15% due 9/1/05	15,750,000
		Puerto Rico Electric Power Authority MBIA-Insured PART:
10,500,000	A-1+	Series SGA 43 2.23% VRDO	10,500,000
2,900,000	A-1+	Series SGA 44 2.23% VRDO	2,900,000

			170,860,000

Water & Sewer — 5.8%
		New York City Municipal Water Finance Authority:
15,000,000	A-1+	Series 1 2.15% due 7/8/05 TECP	15,000,000
20,000,000	A-1+	Series 5B 2.15% due 7/14/05 TECP	20,000,000
20,000,000	A-1+	Series 6 2.13% due 7/14/05 TECP	20,000,000
2,200,000	A-1+	Series A FGIC-Insured 2.25% VRDO	2,200,000
2,075,000	A-1+	Series C 2.29% VRDO	2,075,000
5,000,000	A-1	Series C-2 2.22% VRDO	5,000,000
1,100,000	A-1+	Series C-3 2.28% VRDO	1,100,000
10,000,000	A-1+	Series F-1 2.28% VRDO	10,000,000
7,200,000	A-1+	Series F-2 2.29% VRDO	7,200,000
5,025,000	A-1+	Series G FGIC-Insured 2.28% VRDO	5,025,000
		New York State Environmental Facilities Corp.
		Clean Water and Drinking:
9,990,000	A-1	MSTC Series 9040 PART 2.27% VRDO	9,990,000
		Series B:
7,080,000	AAA	5.50% due 6/15/05	7,206,620
6,695,000	AAA	5.60% due 6/15/05	6,816,101
1,400,000	AAA	Pollution Control Revenue MBIA-Insured 5.50% due 6/15/05	1,410,088

			113,022,809

		TOTAL INVESTMENTS — 98.6% (Cost — $1,909,352,511***)	1,909,352,511
		Other Assets in Excess of Liabilities — 1.4%	26,418,977

		TOTAL NET ASSETS — 100.0%	$1,935,771,488

See Notes to Financial Statements.

23        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

(a)	All ratings are by Standard & Poor’s Ratings Service (“Standard & Poor’s”) except for those identified by an asterisk (*) which are rated by Moody’s Investors Service (“Moody’s”) and those identified by a double asterisk (**) are rated by Fitch Ratings (“Fitch”). All ratings are unaudited.
†	Security has not been rated by either Standard & Poor’s, Moody’s or Fitch. However, the Board of Trustees has determined that the security presents minimal credit risk.
***	Aggregate cost for federal income tax purposes is substantially the same.

See pages 33 through 35 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

24        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK PORTFOLIO
FACE AMOUNT	RATING(a)	SECURITY	VALUE
Education — 28.0%
$2,755,000	Aaa*	Albany IDA, Civic Facility Revenue, (St. Rose Project), Series A, AMBAC-Insured, 5.375% due 7/1/31	$2,931,816
		Amherst IDA, Civic Facilities Revenue, University of Buffalo Foundation Faculty-Student Housing, Series B, AMBAC-Insured:
1,000,000	AAA	5.125% due 8/1/20	1,077,230
3,615,000	AAA	5.250% due 8/1/31	3,819,211
		Madison County IDA, Civic Facilities Revenue, (Colgate University Project), Series B:
2,250,000	AA-	5.000% due 7/1/23	2,342,295
2,000,000	AA-	5.000% due 7/1/33	2,051,440
		New York State Dormitory Authority Revenue:
		City University Systems:
16,925,000	AAA	3rd Generation, Series 1, FGIC-Insured, 5.250% due 7/1/25 (b)	17,835,226
		4th Generation, Series A:
6,000,000	AA-	Call 7/1/11 @ 100, 5.250% due 7/1/31 (c)	6,601,260
2,840,000	AA-	MBIA/IBC-Insured, (Call 7/1/08 @ 101), 5.000% due 7/1/28 (c)	3,044,281
1,660,000	AA-	MBIA/IBC-Insured, (Call 7/1/08 @ 101), 5.000% due 7/1/28 (c)	1,779,404
		Series A, FGIC-Insured:
5,825,000	AAA	5.625% due 7/1/16 (d)	6,674,751
14,000,000	AAA	2nd Generation, 5.000% due 7/1/16 (b)	14,801,360
7,000,000	AAA	Series B, FSA-Insured, 6.000% due 7/1/14	8,009,470
2,500,000	A3*	Series C, 7.500% due 7/1/10	2,771,725
2,000,000	AAA	Columbia University, 5.000% due 7/1/18	2,111,400
		Court Facilities, City of New York Issue:
5,000,000	A	6.000% due 5/15/39	5,455,100
3,000,000	AAA	AMBAC-Insured, 5.750% due 5/15/30	3,299,940
2,000,000	AA-	Department of Education, 5.000% due 7/1/24	2,074,780
5,000,000	AAA	New School University, MBIA-Insured, 5.000% due 7/1/29	5,120,650
10,260,000	AAA	Rockefeller University, 5.000% due 7/1/28 (b)	10,566,877
1,000,000	AA-	School Improvement Program, 5.000% due 7/1/18	1,038,690
1,150,000	AAA	St. John’s University, MBIA-Insured, 5.250% due 7/1/25	1,211,847
		State University Dormitory Facility, FGIC-Insured, (Call 7/1/11 @ 100):
1,000,000	AAA	5.500% due 7/1/26 (c)	1,114,130
1,000,000	AAA	5.500% due 7/1/27 (c)	1,114,130
12,000,000	AAA	5.100% due 7/1/31 (b)(c)	13,102,200
		State University Educational Facility:
		Series A:
12,750,000	AAA	FGIC-Insured, (Call 5/15/12 @ 101), 5.000% due 5/15/27 (b)(c)	13,925,933

See Notes to Financial Statements.

25        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Education — 28.0% (continued)
$12,110,000	AAA	FSA-Insured, 5.875% due 5/15/17 (d)	$14,183,111
7,030,000	AAA	MBIA-Insured, 5.000% due 5/15/16	7,428,952
		Series B:
676,000	AA-	7.500% due 5/15/11	766,050
5,000,000	AAA	FGIC-Insured, 5.250% due 5/15/19	5,565,750
5,000,000	AAA	FSA-Insured, (Call 5/15/10 @ 101), 5.500% due 5/15/30 (c)	5,573,100
		University of Rochester, Series A, MBIA-Insured:
3,915,000	AAA	5.000% due 7/1/16	4,139,055
2,300,000	AAA	5.000% due 7/1/27	2,352,992
		Rensselaer County IDA, Civic Facilities Revenue, (Polytechnic Institute Dormitory Project):
5,430,000	A+	Series A, 5.125% due 8/1/29	5,602,077
5,820,000	A+	Series B, 5.125% due 8/1/27	6,032,314
		Schenectady IDA, Civic Facilities Revenue, (Union College Project), Series A, AMBAC-Insured:
2,000,000	Aaa*	5.375% due 12/1/19	2,181,980
1,725,000	Aaa*	5.000% due 7/1/22	1,809,128
3,000,000	Aaa*	5.450% due 12/1/29	3,243,480
2,390,000	Aaa*	5.625% due 7/1/31	2,621,615
		Taconic Hills School District at Craryville, FGIC-Insured, State Aid Withholding:
1,420,000	Aaa*	5.000% due 6/15/25	1,481,756
700,000	Aaa*	5.000% due 6/15/26	729,120
3,000,000	Aaa*	Teachers College, MBIA-Insured, 5.000% due 7/1/22	3,131,160

			200,716,786

Finance — 7.7%
		New York City TFA Revenue:
2,000,000	AAA	Series 3, Sub-series 3-H, 2.280% due 4/1/05 (e)	2,000,000
10,000,000	AAA	Series C, (Call 5/1/10 @ 101), 5.500% due 11/1/29 (b)(c)	11,138,900
		New York State LGAC:
21,400,000	AAA	Series 4-V, 2.260% due 4/6/05 (e)	21,400,000
		Series B:
7,741,000	AA-	2.200% due 4/6/05 (e)	7,741,000
5,000,000	AAA	MBIA-Insured, 4.875% due 4/1/20	5,136,600
225,000	BBB+	New York State Municipal Bond Bank Agency, Special Revenue Program, City of Buffalo, Series A, 6.875% due 3/15/06	225,837
		Puerto Rico Public Financial Corp., Series E:
1,260,000	BBB+	5.500% due 8/1/29	1,353,895
3,740,000	BBB+	Call 2/1/12 @ 100, 5.500% due 8/1/29 (c)	4,156,711
2,000,000	AA-	Tobacco Settlement Financing Corp., Series C-1 5.500% due 6/1/21	2,169,240

			55,322,183

See Notes to Financial Statements.

26        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
General Obligation — 1.5%
		New York City GO:
$ 500,000	AA-	Series A-7, 2.280% due 4/1/05 (e)	$500,000
1,300,000	AA+	Series E-3, 2.280% due 4/1/05 (e)	1,300,000
200,000	AA	Series E-4, 2.280% due 4/1/05 (e)	200,000
2,750,000	AA	New York State GO, 9.875% due 11/15/05	2,871,578
4,505,000	Aaa*	North Hempstead GO, Series A, FGIC-Insured, 5.000% due 9/1/22	4,675,289
1,000,000	AAA	Yonkers GO, Series C, State Aid Withholding, FGIC-Insured, 5.000% due 6/1/19	1,049,900

			10,596,767

Government Facilities — 7.8%
		New York State Urban Development Corp. Revenue:
20,000,000	AA-	Correctional & Youth Facilities, Series A,
		5.500% due 1/1/17 (b)	21,758,600
3,050,000	AAA	Correctional Capital Facilities, MBIA-Insured, 5.000% due 1/1/20	3,203,293
		Correctional Facilities Service Contract:
6,600,000	AAA	Series C, AMBAC-Insured, (Call 1/1/09 @ 101), 6.000% due 1/1/29 (c)	7,341,642
18,400,000	AAA	Series D, FSA-Insured, (Call 1/1/11 @ 100), 5.250% due 1/1/30 (b)(c)	20,170,264
3,000,000	AA-	State Facilities, 5.700% due 4/1/20	3,456,900

			55,930,699

Hospitals — 7.7%
1,620,000	AAA	East Rochester, Housing Authority Revenue, (North Park Nursing Home), GNMA, 5.200% due 10/20/24	1,707,691
5,000,000	AAA	Nassau Health Care Corp., Health System Revenue, FSA-Insured, (Call 8/1/09 @ 102), 5.500% due 8/1/19 (c)	5,549,850
		New York City Health & Hospital Corp. Revenue, Health System, Series A:
3,000,000	AAA	AMBAC-Insured, 5.000% due 2/15/20	3,149,550
		FSA-Insured:
1,110,000	AAA	5.000% due 2/15/22	1,153,013
3,750,000	AAA	5.125% due 2/15/23	3,922,875
		New York State Dormitory Authority Revenue:
5,000,000	AAA	Maimonides Medical Center, FHA-Insured, 5.000% due 8/1/24	5,192,200
		Mental Health Services Facilities:
		Series B:
40,000	AA-	5.000% due 2/15/18	41,374
4,180,000	AA-	5.625% due 2/15/21	4,381,183
2,820,000	AA-	Call 2/15/07 @ 102, 5.625% due 2/15/21 (c)	3,019,600
2,460,000	AA-	Call 2/15/08 @ 102, 5.000% due 2/15/18 (c)	2,646,788

See Notes to Financial Statements.

27        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Hospitals — 7.7% (continued)
		Series D, FSA-Insured:
$ 190,000	AAA	5.250% due 8/15/30	$196,984
2,410,000	AAA	Call 8/15/10 @ 100, 5.250% due 8/15/30 (c)	2,640,323
324,000	AA-	Series B, (Partially Pre-refunded with U.S. government securities to various call dates and prices), 7.500% due 5/15/11	380,794
3,000,000	AA	St. Luke’s Home, Residential Health, FHA-Insured, 6.375% due 8/1/35	3,089,910
2,450,000	AAA	St. Vincent’s Hospital & Medical Center, FHA-Insured, 7.400% due 8/1/30	2,460,388
1,500,000	AAA	United Cerebral Palsy, AMBAC-Insured, 5.125% due 7/1/21	1,603,245
2,000,000	AAA	Victory Memorial Hospital, MBIA-Insured, 5.375% due 8/1/25	2,109,400
2,500,000	AAA	Willow Towers Inc. Project, GNMA, 5.400% due 2/1/34	2,630,850
		New York State Medical Care Facilities,
		Finance Agency Revenue:
2,500,000	B	Central Suffolk Hospital Mortgage Project, Series A, 6.125% due 11/1/16	2,349,400
955,000	Aa1*	Health Center Projects, Secured Mortgage Program, SONYMA-Insured, 6.375% due 11/15/19	991,424
		Series B:
910,000	AA	Hospital & Nursing Home Insured Mortgage, FHA-Insured, 7.000% due 8/15/32	913,585
1,860,000	AAA	Long-Term Healthcare, FSA-Insured, 6.450% due 11/1/14	1,866,454
3,140,000	AA	Mortgage Project, FHA-Insured, 6.100% due 2/15/15	3,230,118

			55,226,999

Housing: Multi-Family — 3.1%
35,000	NR	Battery Park City Authority, Housing Revenue, FHA-Insured, (Call 6/1/05 @ 100), 8.625% due 6/1/23 (c)	35,348
		New York City HDC:
1,262,563	NR	Cadman Project, 6.500% due 11/15/18	1,329,466
1,019,529	NR	Kelly Project, 6.500% due 2/15/18	1,074,971
5,000,000	AA	Series A, 5.100% due 11/1/24	5,127,600
		New York State Dormitory Authority Revenue, Park Ridge Housing Inc., FNMA:
1,000,000	AAA	6.375% due 8/1/20 (d)	1,132,180
1,470,000	AAA	6.500% due 8/1/25	1,662,452
		New York State Housing Finance Agency Revenue, Secured Mortgage Program:
		Series A, SONYMA-Insured:
500,000	Aa1*	7.000% due 8/15/12 (g)	502,890

See Notes to Financial Statements.

28        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Housing: Multi-Family — 3.1% (continued)
$ 2,000,000	Aa1*	6.200% due 8/15/15 (g)	$2,050,880
500,000	Aa1*	7.050% due 8/15/24 (g)	503,000
6,870,000	Aa1*	Series B, SONYMA-Insured, 6.250% due 8/15/29 (g)	7,113,267
985,000	AAA	Series C, FHA-Insured, 6.500% due 8/15/24	991,225
640,000	A1*	Rensselaer Housing Authority, MFH Mortgage Revenue, Rensselaer Elderly Apartments, Series A, 7.750% due 1/1/11	641,715

			22,164,994

Housing: Single-Family — 2.0%
		New York State Mortgage Agency Revenue, Homeowner Mortgage:
2,950,000	Aa1*	Series 65, 5.850% due 10/1/28 (g)	3,010,593
4,775,000	Aa1*	Series 67, 5.800% due 10/1/28 (g)	4,893,802
6,000,000	Aa1*	Series 71, 5.350% due 10/1/18 (g)	6,100,800

			14,005,195

Industrial Development — 1.9%
2,250,000	BBB	Essex County IDA Revenue, Solid Waste, (International Paper Co. Project), Series A, 6.150% due 4/1/21(g)	2,337,885
435,000	NR	Monroe County IDA Revenue, Public Improvement, Canal Ponds Park, Series A, 7.000% due 6/15/13	435,583
		Onondaga County, IDA:
750,000	AA-	Civic Facilities Revenue, (Syracuse Home Association Project), LOC-HSBC Bank USA, 5.200% due 12/1/18	796,965
8,000,000	A+	Sewer Facilities Revenue, (Bristol-Myers Squibb Co. Project), 5.750% due 3/1/24 (b)(g)	8,905,280
1,410,000	AA	Rensselaer County IDA, Albany International Corp., 7.550% due 7/15/07	1,519,557

			13,995,270

Life Care Systems — 1.8%
		New York State Dormitory Authority Revenue Bonds, FHA-Insured:
3,815,000	AA	Hebrew Nursing Home, 6.125% due 2/1/37	3,994,419
1,395,000	AAA	Jewish Geriatric Center, 7.150% due 8/1/14 (b)(d)	1,428,606
1,500,000	AAA	Menorah Campus Nursing Home, 6.100% due 2/1/37	1,605,750
1,390,000	AA	Niagara Frontier Home, Mortgage Revenue, 6.200% due 2/1/15	1,426,752
3,330,000	AA	Wesley Garden Nursing Home, 6.125% due 8/1/35	3,525,538
1,250,000	AAA	Syracuse IDA Revenue, James Square Association, FHA-Insured, 7.000% due 8/1/25	1,255,050

			13,236,115

See Notes to Financial Statements.

29        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Pollution Control — 0.5%
		New York State Environmental Facilities Corp., State Water Revolving Fund, Series A:
$ 190,000	AAA	7.500% due 6/15/12	$191,959
805,000	AAA	GIC-Societe General, 7.250% due 6/15/10	808,856
1,000,000	AAA	North Country Development Authority, Solid Waste Management System Revenue, FSA-Insured, 6.000% due 5/15/15	1,137,310
1,710,000	CCC	Puerto Rico Industrial, Medical & Environmental Facilities, Finance Authority Revenue, American Airlines Inc., Series A, 6.450% due 12/1/25	1,211,962

			3,350,087

Public Facilities — 2.1%
		New York City Trust Cultural Resource Revenue, AMBAC-Insured:
1,655,000	AAA	American Museum of Natural History, Series A, 5.250% due 7/1/17	1,764,164
		Museum of Modern Art:
3,100,000	AAA	Series A, 5.000% due 4/1/23	3,231,688
9,000,000	AAA	Series D, 5.125% due 7/1/31 (b)	9,354,870
570,000	AA-	New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08	601,031

			14,951,753

Transportation — 19.8%
750,000	BBB+	Albany, Parking Authority Revenue, Series A, 5.625% due 7/15/25	801,743
		Metropolitan Transportation Authority:
		Dedicated Tax Fund, Series A:
11,000,000	AAA	FGIC-Insured, 5.250% due 11/15/23 (b)	12,120,130
		FSA-Insured, (Call 10/1/14 @ 100):
2,290,000	AAA	5.125% due 4/1/19 (c)	2,525,985
4,500,000	AAA	5.250% due 4/1/23 (c)	5,008,140
		Transit Facilities Revenue, Series A:
5,000,000	AAA	Call 7/1/09 @ 100, 6.000% due 7/1/19 (c)	5,563,150
10,000,000	AAA	MBIA-Insured, (Call 7/1/07 @ 101.50), 5.625% due 7/1/25 (b)(c)	10,753,900
		Triborough Bridge & Tunnel Authority:
		Series A:
3,500,000	AA-	Call 1/1/22 @ 100, 5.250% due 1/1/28 (c)	3,933,895
5,200,000	AAA	MBIA/IBC-Insured, 5.250% due 11/15/30	5,506,072
		Series B:
4,200,000	AAA	Call 1/1/16 @ 100, 5.375% due 1/1/19 (c)	4,727,268
10,125,000	AAA	Call 1/1/22 @ 100, 5.500% due 1/1/30 (b)(c)	11,588,062
		Triborough Bridge COP, AMBAC-Insured:
2,595,000	AAA	Call 1/1/10 @ 101, 5.875% due 1/1/30 (c)	2,916,495
20,000,000	AAA	Series A, (Call 1/1/10 @ 101), 5.250% due 1/1/29 (b)(c)	21,932,800

See Notes to Financial Statements.

30        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Transportation — 19.8% (continued)
		New York State Thruway Authority:
$ 5,000,000	AA-	General Revenue, Series E, 5.000% due 1/1/25	$5,115,450
		Highway & Bridge Toll Revenue Fund, FGIC-Insured:
		Series A:
3,410,000	AAA	5.000% due 4/1/19	3,586,365
2,000,000	AAA	5.000% due 4/1/20	2,097,260
2,500,000	AAA	5.000% due 4/1/21	2,613,875
15,000,000	AAA	Series B, 5.000% due 4/1/19 (b)	15,715,650
4,000,000	AAA	Series B-1, 5.500% due 4/1/18	4,345,240
		Port Authority New York & New Jersey:
7,250,000	AA-	109th Series, 5.375% due 1/15/32	7,589,807
12,000,000	NR	Special Obligation Revenue 5th Installment, 6.750% due 10/1/19 (b)(g)	12,696,840
1,140,000	AA-	Triborough Bridge & Tunnel Authority, Convention Center Project, Series E, 7.250% due 1/1/10	1,258,309

			142,396,436

Utilities — 5.5%
		Long Island Power Authority, Electric System Revenue:
6,600,000	AAA	Series 2B, 2.280% due 4/1/05 (e)	6,600,000
1,100,000	AA-	Series 3B, 2.250% due 4/1/05 (e)	1,100,000
18,660,000	AAA	Series A, MBIA/IBC-Insured, 5.250% due 12/1/26 (b)	19,678,276
		New York State Energy, Research & Development Authority,
		Gas Facilities Revenue:
3,000,000	A+	Brooklyn Union Gas Co. Project, RIBS, Series B, 11.592% due 7/1/26 (g)(h)	3,391,890
1,500,000	Baa2*	Corning Natural Gas Corp., Series A, 8.250% due 12/1/18 (g)	1,513,245
7,000,000	A-	Puerto Rico Electric Power Authority, Power Revenue, Series NN, 5.125% due 7/1/29	7,249,130

			39,532,541

Water & Sewer — 8.6%
1,000,000	AAA	Buffalo Municipal Water Finance Authority, Water Systems Revenue, FGIC-Insured, (Call 7/1/06 @ 102), 6.100% due 7/1/26 (c)	1,062,360
885,000	AAA	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue Bonds, 10.250% due 7/1/09 (f)	1,038,663
		New York City Municipal Water Finance Authority, Water & Sewer Systems Revenue:
16,000,000	AA+	5.500% due 6/15/33 (b)	17,190,400
		Series B:
990,000	AA+	6.000% due 6/15/33	1,118,858
1,565,000	AA+	6.000% due 6/15/33 (subject to crossover refunding 6/15/10 @ 101)	1,779,921

See Notes to Financial Statements.

31        Smith Barney Muni Funds      |      2005 Annual Report

Schedules of Investments (continued)	March 31, 2005

NEW YORK PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Water & Sewer — 8.6% (continued)
$ 5,205,000	AAA	FGIC-Insured, 5.125% due 6/15/30	$5,365,366
		FSA-Insured:
2,750,000	AAA	5.000% due 6/15/29	2,806,485
1,000,000	AAA	5.250% due 6/15/29	1,046,300
		Series D:
5,000,000	AA+	5.250% due 6/15/25	5,294,100
2,375,000	AAA	MBIA-Insured, 5.000% due 6/15/15	2,516,954
		New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds:
8,500,000	AAA	5.000% due 6/15/32	8,770,385
		Series B:
965,000	AAA	5.250% due 4/15/17	1,022,282
2,490,000	AAA	5.250% due 10/15/17	2,637,806
1,340,000	AAA	5.250% due 4/15/18	1,415,549
1,880,000	AAA	5.250% due 10/15/18	1,985,994
		Call 10/15/09 @ 100:
295,000	AAA	5.250% due 4/15/17 (c)	320,299
400,000	AAA	5.250% due 4/15/18 (c)	434,304
		Series C:
1,060,000	AAA	5.000% due 6/15/16	1,120,484
4,980,000	AAA	Call 6/15/08 @ 101, 5.000% due 6/15/16 (f)	5,197,477

			62,123,987

		TOTAL INVESTMENTS — 98.0% (Cost — $649,543,155**) Other Assets in Excess of Liabilities — 2.0%	703,549,812 14,321,253

		TOTAL NET ASSETS — 100.0%	$717,871,065

(a)	All ratings are by Standard & Poor’s Rating Service, except for those identified by an asterisk (*), which are rated by Moody’s Investors Service. All ratings are unaudited.
(b)	All or a portion of this security is segregated for open future contracts commitments.
(c)	Pre-refunded bonds are escrowed by government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	Variable rate demand obligation payable at par on demand at any time on no more than seven days notice. The coupon rate listed represents the current rate at the period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.
(f)	Bonds are escrowed to maturity by government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(g)	Income from this issue is considered a preference item for purposes of calculating the federal alternative minimum tax.
(h)	Residual interest bond — coupon varies inversely with level of short-term tax-exempt interest rates.
**	Aggregate cost for federal income tax purposes is $648,601,108.

See pages 33 through 35 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

32        Smith Barney Muni Funds      |      2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, and CCC

—  Bonds rated “BB”, “B” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation than “B” and “CCC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—  Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

33       Smith Barney Muni Funds      |      2005 Annual Report

Bond Ratings (unaudited) (continued)

Caa	— Bonds that are rated “Caa” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Fitch Ratings (“Fitch”) — Ratings from “AA” to “A” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA

—  Bonds rated “AAA” have the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

—  Bonds rated “AA” have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

—  Bonds rated “A” have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

—  Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

—  Standard & Poor’s highest commercial paper and variable rate demand obligation (“VRDO”) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	— Moody’s highest rating for short-term municipal obligations.
MIG 2	— Moody’s second highest rating for short-term municipal obligations.
F-1

—  Fitch Rating’s (“Fitch”) highest rating indicating that the degree of safety regarding timely payment is either exceptional or very strong; those issues determined to possess exceptional safety characteristics are denoted with a plus (+) sign.

NR	— Indicates that the security is not rated by Standard & Poor’s, Moody’s or Fitch.

34       Smith Barney Muni Funds      |      2005 Annual Report

Abbreviations* (unaudited)

AIG	— American International Guaranty
AMBAC	— Ambac Assurance Corporation
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Notes
BIG	— Bond Investors Guaranty
CDA	— Community Development Authority
CGIC	— Capital Guaranty Insurance Company
CONNIE LEE	— College Construction Loan Insurance Association
COP	— Certificate of Participation
CSD	— Central School District
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
ETM	— Escrowed to Maturity
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FLAIRS	— Floating Adjustable Interest Rate Securities
FNMA	— Federal National Mortgage Association
FRTC	— Floating Rate Trust Certificates
FSA	— Federal Savings Association
GDB	— Government Development Bank
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
INFLOS	— Inverse Floaters
ISD	— Independent School District
ISO	— Independent System Operator
LGAC	— Local Government Assistance Corporation
LOC	— Letter of Credit

MBIA	— Municipal Bond Investors Assurance Corporation
MERLOT	— Municipal Exempt Receipts Liquidity Optional Tender
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
MSTC	— Municipal Securities Trust Certificates
MUD	— Municipal Utilities District
MVRICS	— Municipal Variable Rate Inverse Coupon Security
PART	— Partnership Structure
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
PSFG	— Permanent School Fund Guaranty
Q-SBLF	— Qualified School Bond Loan Fund
Radian	— Radian Asset Assurance
RAN	— Revenue Anticipation Notes
RAW	— Revenue Anticipation Warrants
RDA	— Redevelopment Agency
RIBS	— Residual Interest Bonds
RITES	— Residual Interest Tax-Exempt Securities
SONYMA	— State of New York Mortgage Association
SPA	— Standby Bond Purchase Agreement
SWAP	— Swap Structure
SYCC	— Structured Yield Curve Certificate
TAN	— Tax Anticipation Notes
TCRS	— Transferable Custodial Receipts
TECP	— Tax Exempt Commercial Paper
TFA	— Transitional Finance Authority
TOB	— Tender Option Bond Structure
TRAN	— Tax and Revenue Anticipation Notes
UFSD	— Unified Free School District
UHSD	— Unified High School District
USD	— Unified School District
VA	— Veterans Administration
VRDD	— Variable Rate Daily Demand
VRDO	— Variable Rate Demand Obligation
VRWE	— Variable Rate Wednesday Demand
XLCA	— XL Capital Assurance

*	Abbreviations may or may not appear in the schedules of investments.

35       Smith Barney Muni Funds      |      2005 Annual Report

Statements of Assets and Liabilities	March 31, 2005

	New York Money Market Portfolio	New York Portfolio
ASSETS:
Investments, at value (Cost — $1,909,352,511 and $649,543,155, respectively)	$1,909,352,511	$703,549,812
Cash	—	1,452,199
Receivable for securities sold	41,722,187	5,675,313
Receivable for Fund shares sold	29,592,133	167,187
Interest receivable	6,647,395	9,912,168
Prepaid expenses	42,188	15,066
Other assets	24,262	—

Total Assets	1,987,380,676	720,771,745

LIABILITIES:
Payable for Fund shares reacquired	48,719,864	797,938
Dividends payable	1,337,595	—
Management fee payable	773,836	307,995
Payable for securities purchased	476,416	—
Due to custodian	116,804	—
Distribution plan fees payable	55,338	68,715
Transfer agency service fees payable	42,805	38,636
Trustees’ fees payable	24,697	20,734
Payable to broker — variation margin on open futures contracts	—	1,601,880
Accrued expenses	61,833	64,782

Total Liabilities	51,609,188	2,900,680

Total Net Assets	$1,935,771,488	$717,871,065

NET ASSETS:
Par value of shares of beneficial interest (Note 6)	$1,935,701	$54,057
Capital paid in excess of par value	1,933,813,569	697,429,342
Undistributed (overdistributed) net investment income	50	(20,591)
Accumulated net realized gain (loss) from investment transactions and futures contracts	22,168	(35,079,526)
Net unrealized appreciation of investments and futures contracts	—	55,487,783

Total Net Assets	$1,935,771,488	$717,871,065

Shares Outstanding:
Class A	1,809,373,326	43,511,125

Class B	—	7,087,786

Class C	—	3,177,354

Class Y	126,328,000	280,288

Net Asset Value:
Class A (and redemption price)	$1.00	$13.28

Class B *	—	$13.28

Class C *	—	$13.27

Class Y (and redemption price)	$1.00	$13.27

Maximum Public Offering Price Per Share:
Class A (based on a maximum sales charge of 4.00%)	N/A	$13.83

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

36        Smith Barney Muni Funds      |      2005 Annual Report

Statements of Operations For the Year Ended March 31, 2005

	New York Money Market Portfolio	New York Portfolio
INVESTMENT INCOME:
Interest	$28,132,997	$38,207,042

EXPENSES:
Management fee (Note 2)	9,073,864	3,734,171
Distribution plan fees (Notes 2 and 4)	1,847,484	1,878,208
Transfer agency service fees (Notes 2 and 4 )	430,688	214,371
Custody	106,295	71,018
Registration fees	47,389	23,273
Audit and legal	44,522	53,177
Shareholder communications (Note 4)	27,949	39,141
Trustees’ fees	17,836	7,055
Other	22,028	15,052

Total Expenses	11,618,055	6,035,466
Less: Management fee waiver (Notes 2 and 8)	(115,738)	(86,614)

Net Expenses	11,502,317	5,948,852

Net Investment Income	16,630,680	32,258,190

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	233,628	1,793,132
Futures contracts	—	(9,240,202)

Net Realized Gain (Loss)	233,628	(7,447,070)

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	—	(8,954,570)

Net Gain (Loss) on Investments and Futures Contracts	233,628	(16,401,640)

Increase in Net Assets From Operations	$16,864,308	$15,856,550

See Notes to Financial Statements.

37        Smith Barney Muni Funds      |      2005 Annual Report

Statements of Changes in Net Assets

For the Years Ended March 31,

New York Money Market Portfolio	2005	2004
OPERATIONS:
Net investment income	$16,630,680	$7,535,401
Net realized gain	233,628	122,961

Increase in Net Assets From Operations	16,864,308	7,658,362

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(16,630,680)	(7,535,351)
Net realized gains	(280,057)	(55,938)

Decrease in Net Assets From Distributions to Shareholders	(16,910,737)	(7,591,289)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	7,091,323,350	6,925,591,491
Net asset value of shares issued for reinvestment of distributions	15,678,727	7,496,507
Cost of shares reacquired	(7,138,637,708)	(6,793,548,643)

Increase (Decrease) in Net Assets From Fund Share Transactions	(31,635,631)	139,539,355

Increase (Decrease) in Net Assets	(31,682,060)	139,606,428
NET ASSETS:
Beginning of year	1,967,453,548	1,827,847,120

End of year*	$1,935,771,488	$1,967,453,548

* Includes undistributed net investment income of:	$50	$50

See Notes to Financial Statements.

38        Smith Barney Muni Funds      |      2005 Annual Report

Statements of Changes in Net Assets (continued)

For the Years Ended March 31,

New York Portfolio	2005	2004
OPERATIONS:
Net investment income	$32,258,190	$34,745,015
Net realized loss	(7,447,070)	(597,387)
Net change in unrealized appreciation/depreciation	(8,954,570)	(4,235,959)

Increase in Net Assets From Operations	15,856,550	29,911,669

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(32,062,103)	(34,661,370)
In excess of net investment income	(19,500)	(54,503)

Decrease in Net Assets From Distributions to Shareholders	(32,081,603)	(34,715,873)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	79,156,104	82,850,159
Net asset value of shares issued for reinvestment of distributions	18,875,696	20,776,310
Cost of shares reacquired	(150,159,353)	(129,069,085)

Decrease in Net Assets From Fund Share Transactions	(52,127,553)	(25,442,616)

Decrease in Net Assets	(68,352,606)	(30,246,820)
NET ASSETS:
Beginning of year	786,223,671	816,470,491

End of year*	$717,871,065	$786,223,671

* Includes undistributed (overdistributed) net investment income of:	$(20,591)	$760,731

See Notes to Financial Statements.

39        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

	New York Money Market Portfolio
Class A Shares	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Income From Operations:
Net investment income	0.008		0.004	0.007	0.017	0.034
Net realized gain	0.000	*	0.000 *	—	—	—

Total Income From Operations	0.008		0.004	0.007	0.017	0.034

Less Distributions From:
Net investment income	(0.008)		(0.004)	(0.007)	(0.017)	(0.034)
Net realized gains	(0.000	)*	(0.000)*	—	—	—

Total Distributions	(0.008)		(0.004)	(0.007)	(0.017)	(0.034)

Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(1)	0.86%		0.42%	0.74%	1.67%	3.40%

Net Assets, End of Year (millions)	$1,810		$1,915	$1,828	$2,044	$2,058

Ratios to Average Net Assets:
Expenses(2)	0.59	%(3)	0.60%	0.64%	0.64%	0.65%
Net investment income	0.84		0.41	0.74	1.65	3.32

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(2)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.60%.
*	Amount represents less than $0.001 per share.

See Notes to Financial Statements.

40        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended March 31, unless otherwise noted:

	New York Money Market Portfolio
Class Y Shares	2005		2004(1)
Net Asset Value, Beginning of Year	$1.00		$1.00

Income From Operations:
Net investment income	0.010		0.002
Net realized gain	0.000	*	0.000	*

Total Income From Operations	0.010		0.002

Less Distributions From:
Net investment income	(0.010)		(0.002)
Net realized gains	(0.000	)*	(0.000	)*

Total Distributions	(0.010)		(0.002)

Net Asset Value, End of Year	$1.00		$1.00

Total Return(2)	0.98%		0.17	%‡

Net Assets, End of Year (millions)	$126		$52

Ratios to Average Net Assets:
Expenses(3)	0.47	%(4)	0.47	%†
Net investment income	1.00		0.51	†

(1)	For the period December 3, 2003 (inception date) to March 31, 2004.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70%.
(4)	The investment manager voluntarily waived a portion of it’s management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.48%.
*	Amount represents less than $0.001 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

41        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

	New York Portfolio
Class A Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$13.57		$13.66	$13.19	$13.42		$12.78

Income (Loss) From Operations:
Net investment income	0.60		0.61	0.63	0.65	(2)	0.67
Net realized and unrealized gain (loss)	(0.30)		(0.09)	0.46	(0.23	)(2)	0.64

Total Income From Operations	0.30		0.52	1.09	0.42		1.31

Less Distributions From:
Net investment income	(0.59)		(0.61)	(0.62)	(0.65)		(0.67)
In excess of net investment income	—		(0.00)*	—	—		—

Total Distributions	(0.59)		(0.61)	(0.62)	(0.65)		(0.67)

Net Asset Value, End of Year	$13.28		$13.57	$13.66	$13.19		$13.42

Total Return(3)	2.28%		3.87%	8.42%	3.15%		10.57%

Net Assets, End of Year (millions)	$578		$617	$627	$633		$583

Ratios to Average Net Assets:
Expenses(4)	0.69	%(5)	0.68%	0.70%	0.70%		0.69%
Net investment income	4.43		4.46	4.62	4.86	(2)	5.14

Portfolio Turnover Rate	5%		8%	14%	20%		16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.85%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.70%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

42        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

	New York Portfolio
Class B Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$13.57		$13.66	$13.19	$13.42		$12.78

Income (Loss) From Operations:
Net investment income	0.52		0.54	0.56	0.57	(2)	0.60
Net realized and unrealized gain (loss)	(0.29)		(0.09)	0.46	(0.22	)(2)	0.64

Total Income From Operations	0.23		0.45	1.02	0.35		1.24

Less Distributions From:
Net investment income	(0.52)		(0.54)	(0.55)	(0.58)		(0.60)
In excess of net investment income	—		(0.00)*	—	—		—

Total Distributions	(0.52)		(0.54)	(0.55)	(0.58)		(0.60)

Net Asset Value, End of Year	$13.28		$13.57	$13.66	$13.19		$13.42

Total Return(3)	1.72	%‡	3.35%	7.86%	2.60%		9.96%

Net Assets, End of Year (millions)	$94		$120	$140	$139		$148

Ratios to Average Net Assets:
Expenses(4)	1.22	%(5)	1.21%	1.22%	1.21%		1.22%
Net investment income	3.89		3.93	4.10	4.27	(2)	4.63

Portfolio Turnover Rate	5%		8%	14%	20%		16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.26%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not waived, the actual expense ratio would have been 1.23%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

43        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

	New York Portfolio
Class C Shares(1)(2)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$13.56		$13.65	$13.18	$13.41		$12.77

Income (Loss) From Operations:
Net investment income	0.52		0.53	0.55	0.57	(3)	0.58
Net realized and unrealized gain (loss)	(0.29)		(0.08)	0.47	(0.23	)(3)	0.65

Total Income From Operations	0.23		0.45	1.02	0.34		1.23

Less Distributions From:
Net investment income	(0.52)		(0.54)	(0.55)	(0.57)		(0.59)
In excess of net investment income	—		(0.00)*	—	—		—

Total Distributions	(0.52)		(0.54)	(0.55)	(0.57)		(0.59)

Net Asset Value, End of Year	$13.27		$13.56	$13.65	$13.18		$13.41

Total Return(4)	1.69%		3.30%	7.82%	2.56%		9.91%

Net Assets, End of Year (millions)	$42		$45	$45	$41		$32

Ratios to Average Net Assets:
Expenses(5)	1.25	%(6)	1.24%	1.26%	1.26%		1.26%
Net investment income	3.86		3.90	4.05	4.27	(3)	4.55

Portfolio Turnover Rate	5%		8%	14%	20%		16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.26%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(5)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.
(6)	The investment manager voluntarily waived a portion of it’s management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.26%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

44        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended March 31, unless otherwise noted:

	New York Portfolio
Class Y Shares(1)	2005		2004	2003	2002		2001(2)
Net Asset Value, Beginning of Year	$13.57		$13.65	$13.19	$13.42		$13.46

Income (Loss) From Operations:
Net investment income	0.62		0.63	0.67	0.67	(3)	0.16
Net realized and unrealized gain (loss)	(0.30)		(0.07)	0.44	(0.23	)(3)	(0.03)

Total Income From Operations	0.32		0.56	1.11	0.44		0.13

Less Distributions From:
Net investment income	(0.62)		(0.64)	(0.65)	(0.67)		(0.17)
In excess of net investment income	—		(0.00)*	—	—		—

Total Distributions	(0.62)		(0.64)	(0.65)	(0.67)		(0.17)

Net Asset Value, End of Year	$13.27		$13.57	$13.65	$13.19		$13.42

Total Return(4)	2.38%		4.13%	8.53%	3.33%		1.00%‡

Net Assets, End of Year (millions)	$4		$4	$4	$11		$10

Ratios to Average Net Assets:
Expenses(5)	0.53	%(6)	0.51%	0.52%	0.52%		0.54%†
Net investment income	4.59		4.63	4.78	5.01	(3)	4.97 †

Portfolio Turnover Rate	5%		8%	14%	20%		16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period January 4, 2001 (inception date) to March 31, 2001.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.00%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(5)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70%.
(6)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.54%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of total return for the period.
†	Annualized.

See Notes to Financial Statements.

45        Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The New York Money Market and New York Portfolios (“Funds”) are separate investment funds of the Smith Barney Muni Funds (“Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, non-diversified management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. New York Portfolio securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationship between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value. The New York Money Market Portfolio uses the amortized cost method in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

(b) Financial Futures Contracts. The New York Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin)

46       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(c) Fund Concentration. Since the Funds invest primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to Shareholders. The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Fund shares on the payable date. The Funds intend to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. It is the New York Portfolio’s policy to distribute dividends monthly. Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. To the extent that the New York Portfolio’s current year distribution of net investment income exceed current year tax-exempt income, such excess distributions will be taxable as ordinary income to shareholders to the extent of expenses attributable to tax-exempt income.

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Notes to Financial Statements (continued)

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal tax provision is required.

(f) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
New York Portfolio	$19,500(a)	—	$(19,500)
	(977,409)(b)	$977,409	—

(a)	These reclassifications are primarily due to a taxable overdistribution.
(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Funds. The New York Money Market Portfolio pays SBFM a management fee calculated at an annual rate of 0.475% on the first $1 billion of the Fund’s average daily net assets; 0.45% on the next $1 billion; 0.425% on the next $3 billion; 0.40% on the next $5 billion and 0.375% on the Fund’s average daily net assets in excess of $10 billion. The New York Portfolio pays SBFM a management fee calculated at the annual rate of 0.50% of the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

During the year ended March 31, 2005, the New York Money Market Portfolio’s Class A and Y shares had a voluntary expense limitations in place of 0.80% and

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Notes to Financial Statements (continued)

0.70%, respectively, and the New York Portfolio’s Class A, B, C and Y shares had voluntary expense limitations in place of 0.85%, 1.35%, 1.40% and 0.70%, respectively. These expense limitations can be terminated at any time by SBFM.

During the year ended March 31, 2005, the investment manager waived a portion of its management fee for the New York Money Market Portfolio and the New York Portfolio amounting to $115,738 and $86,614, respectively.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Funds’ sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended March 31, 2005, the Funds paid transfer agent fees totaling $506,936 to CTB. The totals for each Fund were as follows:

Transfer Agent Fees
New York Money Market Portfolio	$344,006

New York Portfolio	162,930

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Funds’ distributors.

Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

For the New York Portfolio, there is a maximum initial sales charge of 4.00% for Class A shares. There is also a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% one year from purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

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Notes to Financial Statements (continued)

For the year ended March 31, 2005, CGM and its affiliates received sales charges of approximately $710,000 on sales of the New York Portfolio’s Class A shares. In addition, for the year ended March 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
New York Portfolio	$17,000	$177,000	$2,000

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
New York Money Market Portfolio	—	—

New York Portfolio	$39,327,867	$115,976,323

At March 31 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
New York Portfolio	$56,524,481	$(1,575,777)	$54,948,704

At March 31, 2005, the New York Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. 20 Year Treasury Bond	2,330	6/05	$260,984,876	$259,503,750	$1,481,126

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan (the “Plan”), the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the Fund’s average daily net assets of each respective class. In

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Notes to Financial Statements (continued)

addition, the New York Portfolio also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 2005, total Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
New York Money Market Portfolio	$1,847,484	—	—

New York Portfolio	891,925	$685,126	$301,157

CGM has agreed to reimburse New York Portfolio for any amount which exceeds the payments made by New York Portfolio with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Plan. For the year ended March 31, 2005, no reimbursement was required.

For the year ended March 31, 2005, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
New York Money Market Portfolio	$430,575	—	—	$113

New York Portfolio	142,508	$56,693	$14,651	519

For the year ended March 31, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
New York Money Market Portfolio	$25,464	—	—	$2,485

New York Portfolio	27,242	$8,854	$2,855	190

5.	Distributions Paid to Shareholders by Class

New York Money Market Portfolio	Year Ended March 31, 2005	Year Ended March 31, 2004
Class A
Net investment income	$15,496,627	$7,467,004
Net realized gains	264,710	54,826

Total	$15,761,337	$7,521,830

Class Y
Net investment income	$1,134,053	$68,347
Net realized gains	15,347	1,112

Total	$1,149,400	$69,459

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Notes to Financial Statements (continued)

New York Portfolio	Year Ended March 31, 2005	Year Ended March 31, 2004
Class A
Net investment income	$26,188,668	$27,524,202
In excess of net investment income	15,526	42,158

Total	$26,204,194	$27,566,360

Class B
Net investment income	$4,054,052	$5,185,005
In excess of net investment income	2,752	8,984

Total	$4,056,804	$5,193,989

Class C†
Net investment income	$1,646,002	$1,774,470
In excess of net investment income	1,123	3,099

Total	$1,647,125	$1,777,569

Class Y
Net investment income	$173,381	$177,693
In excess of net investment income	99	262

Total	$173,480	$177,955

†	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Shares of Beneficial Interest

At March 31, 2005, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

New York Money Market Portfolio	Year Ended March 31, 2005		Year Ended March 31, 2004‡
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,841,586,850	$6,841,586,850	6,853,379,478	$6,853,379,478
Shares issued on reinvestment	14,619,721	14,619,721	7,445,635	7,445,635
Shares reacquired	(6,961,485,202)	(6,961,485,202)	(6,773,970,758)	(6,773,970,758)

Net Increase (Decrease)	(105,278,631)	$(105,278,631)	86,854,355	$86,854,355

Class Y
Shares sold	249,736,500	$249,736,500	72,212,013	$72,212,013
Shares issued on reinvestment	1,059,006	1,059,006	50,872	50,872
Shares reacquired	(177,152,506)	(177,152,506)	(19,577,885)	(19,577,885)

Net Increase	73,643,000	$73,643,000	52,685,000	$52,685,000

‡	For Class Y shares of New York Money Market Portfolio, transactions are for the period December 3, 2003 (inception date) to March 31, 2004.

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Notes to Financial Statements (continued)

New York Portfolio	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,208,135	$70,057,074	4,849,558	$66,585,524
Shares issued on reinvestment	1,143,927	15,355,073	1,200,560	16,447,286
Shares reacquired	(8,309,797)	(111,784,842)	(6,490,291)	(89,079,717)

Net Decrease	(1,957,735)	$(26,372,695)	(440,173)	$(6,046,907)

Class B
Shares sold	293,298	$3,945,745	689,683	$9,459,820
Shares issued on reinvestment	179,242	2,406,353	227,292	3,113,545
Shares reacquired	(2,218,693)	(29,859,114)	(2,382,395)	(32,675,016)

Net Decrease	(1,746,153)	$(23,507,016)	(1,465,420)	$(20,101,651)

Class C†
Shares sold	383,806	$5,153,210	479,861	$6,574,815
Shares issued on reinvestment	83,092	1,114,270	88,814	1,215,479
Shares reacquired	(618,604)	(8,315,322)	(533,744)	(7,314,352)

Net Increase (Decrease)	(151,706)	$(2,047,842)	34,931	$475,942

Class Y
Shares sold	5	$75	16,679	$230,000
Shares reacquired	(14,809)	(200,075)	—	—

Net Increase (Decrease)	(14,804)	$(200,000)	16,679	$230,000

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Funds have made the following distributions:

New York Portfolio
Declaration Date	Record Date	Payable Date	Class A	Class B	Class C	Class Y
3/23/05	4/26/05	4/29/05	$0.0480	$0.0420	$0.0417	$0.0500

New York Money Market Portfolio
Declaration Date	Record Date	Payable Date	Class A	Class Y
Daily	Daily	4/8/05	$0.001104124	$0.001205859
Daily	Daily	5/13/05	$0.001875353	$0.002008259

53       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2005 were as follows:

	New York Money Market Portfolio	New York Portfolio
Distributions paid from:
Tax Exempt Income	$16,630,680	$32,062,088
Ordinary Income	88,911	19,515
Net Long-term Capital Gains	191,146	—

Total Distributions Paid	$16,910,737	$32,081,603

The tax character of distributions paid during the fiscal year ended March 31, 2004 were as follows:

	New York Money Market Portfolio	New York Portfolio
Distributions paid from:
Tax Exempt Income	$7,535,351	$34,658,577
Ordinary Income	—	57,296

Total Distributions Paid	$7,535,351	$34,715,873

The New York Money Market Portfolio had no significant differences between the book and tax components of assets and the New York Portfolio’s components of accumulated earnings on a tax basis were as follows:

	New York Portfolio
Capital loss carryforward	$(34,540,447	)(a)
Other book/tax temporary differences	(1,501,717	)(b)
Unrealized appreciation/(depreciation)	56,429,830	(c)

Total accumulated earnings	$20,387,666

54       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

(a)	As of March 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	New York Portfolio

3/31/2008	$(6,191,193)
3/31/2009	(4,646,778)
3/31/2012	(1,069,559)
3/31/2013	(22,632,917)

$(34,540,447)

These amounts will be available to offset any future taxable capital gains.
(b)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and differences in the book/tax treatment of various items.
(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax accretion methods for market discount on fixed income securities.

8.	Additional Information

Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) have submitted an Offer of Settlement of an administrative proceeding to the U.S. Securities and Exchange Commission (“SEC”) in connection with an investigation into the 1999 appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”). SBFM and CGMI understand that the SEC has accepted the Offer of Settlement, but has not yet issued the administrative order.

The SEC order will find that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order will find that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”) had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also will find that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear

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Notes to Financial Statements (continued)

that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement will not establish wrongdoing or liability for purposes of any other proceeding.

The SEC will censure SBFM and CGMI and order them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order will require Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The distribution plan may also include a portion of certain escrowed transfer agency fees, in accordance with the terms of the order.

The order will require SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also will be required to comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

56       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

57       Smith Barney Muni Funds      |      2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New York Money Market Portfolio and New York Portfolio Funds of Smith Barney Muni Funds as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds as of March 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 27, 2005

58        Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the New York Money Market and New York Portfolios (“Funds”) are managed under the direction of the Smith Barney Muni Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agents (PFPC at 1-800-451-2010 and Primerica Shareholders Services at 1-800-451-5454).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Trustee	Since 1985	Retired	18	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1985	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Trustee	Since 1985	Retired	27	John Hancock Funds

59       Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

60       Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Board Memberships Held by Trustee
Officers:
Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Julie P. Callahan, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1972	Vice President and Investment Officer	Since 2002	Director of CGM	N/A	N/A

Joseph P. Deane CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1999	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

David T. Fare CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

61       Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Board Memberships Held by Trustee
Officers:
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA	N/A	N/A
	Chief Compliance Officer	Since 2004

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

62       Smith Barney Muni Funds      |      2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2005.

New York Money Market Portfolio
Record Date:	12/28/04
Payable Date:	12/31/04

Long-Term Capital Gain Dividend	$0.000099
Ordinary Income Dividend	$0.000046

All of the net investment income distributions paid monthly by the New York Money Market Portfolio qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid monthly by the New York Portfolio from April 2004 through February 2005 qualify as tax-exempt interest dividends for federal income tax purposes. Additionally, 99.23% of the net investment income distribution paid in March 2005 qualifies as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

63       Smith Barney Muni Funds      |      2005 Annual Report

SMITH BARNEY

MUNI FUNDS

TRUSTEES

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President

and Chief Administrative
Officer

Robert J. Brault

Chief Financial Officer
and Treasurer

Julie P. Callahan, CFA

Vice President and

Investment Officer

Joseph P. Deane

Vice President and

Investment Officer

David T. Fare

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money

Laundering Compliance
Officer & Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Muni Funds

New York Money Market Portfolio

New York Portfolio

The Funds are separate investment funds of the Smith Barney Muni Funds, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds — New York Money Market Portfolio and New York Portfolio.

SMITH BARNEY MUNI FUNDS

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD02397 5/05    05-8541

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane Dasher, Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)    Audit Fees for the Smith Barney Muni Funds were $170,500 and $170,500 for the years ended 3/31/05 and 3/31/04.

(b)    Audit-Related Fees for the Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(c)    Tax Fees for Smith Barney Muni Funds were $38,600 and $18,500 for the years ended 3/31/05 and 3/31/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Muni Funds.

(d)    All Other Fees for Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(e)    (1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Muni Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; Tax Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; and Other Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04.

(f)     N/A

(g)    Non-audit fees billed by the Accountant for services rendered to Smith Barney Muni Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Muni Funds. Fees billed to and paid by Citigroup Global Markets Inc. related to transfer agent matter as fully described in the notes to the financial statements titled “Additional Information” were $75,000 and $0 for the years ended 3/31/05 and 3/31/04.

(h)    Yes. The Smith Barney Muni Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Muni Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto. Exhibit 99.CODE ETH (b) Attached hereto.

Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Muni Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Smith Barney Muni Funds

Date: June 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Smith Barney Muni Funds

Date: June 8, 2005

By:	/s/ Robert J. Brault
Robert J. Brault Chief Financial Officer of Smith Barney Muni Funds

Date: June 8, 2005